UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    December 11, 2017

Repros Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15281	76-0233274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Woodlands, TX	77380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (281) 719-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by Repros Therapeutics Inc. (the “Company”), on June 14, 2017, the Listing Qualifications Staff (the “Staff”) of The NASDAQ Stock Market LLC (“Nasdaq”) notified the Company that the closing bid price of the Company’s common stock had, for 30 consecutive business days preceding the date of such notice, been below the $1.00 per share minimum required for continued listing on The NASDAQ Capital Market pursuant to NASDAQ Marketplace Rule 5550(a)(2) (the “Minimum Bid Price Rule”). In accordance with NASDAQ Marketplace Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until December 11, 2017, to regain compliance.

Also as previously disclosed, the Staff notified the Company on November 8, 2017 that, based upon the Company’s continued non-compliance with the minimum stockholders’ equity requirement for continued listing on The NASDAQ Capital Market, as set forth in NASDAQ Marketplace Rule 5550(b)(2) (the “Stockholders’ Equity Rule”), the Staff had determined to delist the Company’s securities from Nasdaq unless the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”). On November 14, 2017, the Company submitted a request for a hearing before the Panel, which request stayed any suspension or delisting action by Nasdaq at least until the hearing process concludes and any extension granted by the Panel expires. An oral hearing has been scheduled for January 18, 2018.

On December 12, 2017, the Company received written notification (the “December Notice”) from the Staff indicating that, based upon (i) the Company’s continued non-compliance with the Minimum Bid Price Rule and (ii) the Company’s inability to meet The NASDAQ Capital Market initial listing criteria set forth in NASDAQ Marketplace Rule 5550 (except for the Minimum Bid Price Rule), the Staff had determined that the Company was not eligible for an additional 180 day extension to meet the Minimum Bid Price Rule, and this determination served as an additional basis for delisting the Company’s securities from Nasdaq.

The December Notice also serves as formal notification that the Panel will consider the Staff’s decision to delist the Company’s securities.

The December Notice has no effect on the listing of the Company’s common stock at this time and the Company’s common stock will continue to trade on the NASDAQ Capital Market under the symbol “RPRX.”

There can be no assurances that the Panel will grant the Company’s request for continued listing or that the Company will be able to evidence compliance with all applicable requirements for continued listing on The NASDAQ Capital Market within any extension of time that may be granted by the Panel. If the Company’s common stock is delisted, it could be more difficult to buy or sell the Company’s common stock or to obtain accurate quotations, and the price of the Company’s common stock could suffer a material decline. Delisting could also impair the Company’s ability to raise capital.

Notice to Investors

A tender offer by Allergan plc (“Allergan”) for the outstanding shares of common stock of Repros has been previously announced but has not yet commenced. The description contained in this communication is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company’s common stock will be made pursuant to an offer to purchase and related materials that Allergan and its wholly owned subsidiary, Allergan Sales, LLC (“Parent”) and Celestial Merger Sub, Inc., a wholly owned subsidiary of Parent (“Purchaser”) intend to file with the Securities and Exchange Commission. At the time the offer is commenced, Parent and Purchaser will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and thereafter the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of the Company when available. Additionally, the Company, Parent and Purchaser will file other relevant materials in connection with the proposed acquisition of the Company by Parent pursuant to the terms of the Merger Agreement. All of the tender offer materials (and all other materials filed by the Company with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available by Allergan and when available may be obtained by directing a request to Allergan’s Investor Relations Department at (862) 261-7488. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by the Company by contacting the Company at (281) 719-3400.

INVESTORS AND STOCKHOLDERS OF REPROS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER OR MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Repros Cautionary Statement Regarding Forward-Looking Statements

All of the statements in this communication, other than historical facts, are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of the Company by Parent and Purchaser. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following factors could cause actual results to differ materially from those set forth in the forward-looking statements: (i) uncertainties as to how many Company stockholders will tender their shares of the Company’s common stock in the tender offer; (ii) the possibility that competing offers will be made; (iii) the possibility that various closing conditions for the transaction may not be satisfied or waived; (iv) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee; (v) risks related to obtaining the requisite consents to the transaction, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); (vi) the possibility that the transaction may not be timely completed, if at all; and (vii) that, prior to the completion of the transaction, if at all, the Company’s business may experience significant disruptions due to transaction-related uncertainty. Other factors that could cause actual results to differ materially include those set forth in the Company’s SEC reports, including, without limitation, the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2016 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017. The Company assumes no obligation and does not intend to update these forward-looking statements, except as expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPROS THERAPEUTICS INC.

By:	/s/ Katherine A. Anderson
Katherine A. Anderson Chief Financial Officer

Dated: December 15, 2017